77Q1(e): Copies of new or amended Registrant investment advisory contracts

	Management Agreement dated September 29, 2006 between the Registrant and BlackRock Institutional Management
Corporation is hereby incorporated by reference to Exhibit
(d)(2), of Post-Effective Amendment Number 83 filed on
February 21, 2007 (Accession No. 0001193125-07-036159).